                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 13, 2009


                              CENTRAL BANCORP, INC.
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               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                     0-25251                   04-3447594
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(State Or Other Jurisdiction          (Commission               (IRS Employer
      Of Incorporation)               File Number)           Identification No.)


     399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                 02144
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     (Address Of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
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      (b) On April 13, 2009, Richard E. Stevens notified Central Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Central Co-operative Bank (the "Bank"), that he will not stand for reelection to the Board of Directors of the Company or the Bank when his term expires at the Company's 2009 annual meeting of stockholders. Mr. Stevens' decision not to stand for reelection is not due to any disagreement with the Company or the Bank relating to the operations, policies or practices of either the Company or the Bank.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTRAL BANCORP, INC.



Date:  April 15, 2009             By: /s/ Paul S. Feeley
                                      ---------------------------------------
                                      Paul S. Feeley
                                      Senior Vice President, Treasurer and
                                        Chief Financial Officer